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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  October 12, 1995
     ___________________________________________________________________

                              Harris Corporation
       _______________________________________________________________
              (Exact name of registrant as specified in charter)


Delaware                            1-3863                 34-0276860
_________                         ___________             ___________
(State or other juris-            (Commission             (IRS Employer
diction of incorporation)         File Number)             Identification
                                                           Number)



1025 W. NASA Boulevard, Melbourne, Florida                        32919
__________________________________________                       _________
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code:           (407) 727-9100

                                     None
    ______________________________________________________________________
        (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On October 12, 1995, the Registrant filed with the Securities and Exchange Commission (the "Commission"), pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, a Prospectus and Prospectus Supplement, both dated October 12, 1995, relating to the proposed offer and sale of up to $162,500,000 aggregate principal amount of the Registrant's Medium-Term Notes. The Prospectus and Prospectus Supplement form part of the Registrant's Registration Statement on Form S-3 (Commission File No. 33-35315) (the "Registration Statement") that was declared effective by the Commission on October 3, 1990, which Registration Statement originally registered $200,000,000 aggregate principal amount of the Registrant's Medium-Term Notes. This Current Report on Form 8-K is being filed for the purpose of amending the Registration Statement to include the exhibits set forth in Item 7.


ITEM 7.  EXHIBITS.



Exhibit No.                                          Description
-----------                                          -----------

     1 Distribution Agreement, dated October 12, 1995, between the Registrant and Morgan Stanley & Co. Incorporated and Salomon Brothers Inc, as Agents.

   4(a)                      Form of Medium-Term Fixed Rate Note.

   4(b)                      Form of Medium-Term Floating Rate Note.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          HARRIS CORPORATION



Date:  October 18, 1995                   By:     /s/ David S. Wasserman
                                             ----------------------------------
                                                 David S. Wasserman
                                                 Vice President - Treasurer





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                                 EXHIBIT INDEX

Exhibit No.                                Description
-----------                                -----------

   1 Distribution Agreement, dated October 12, 1995, between the Registrant and Morgan Stanley & Co. Incorporated and Salomon Brothers Inc, as Agents.

   4(a)                           Form of Medium-Term Fixed Rate Note.

   4(b)                           Form of Medium-Term Floating Rate Note.





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